Exhibit 21.1

SUBSIDIARIES OF URS CORPORATION

Name of Domestic Subsidiary	State of Incorporation

AMAN ENVIRONMENTAL CONSTRUCTION, INC.	California
BANSHEE CONSTRUCTION COMPANY NEW YORK, INC.	California
BRW, INC.	Wyoming
BRW/HAZELET & ERDAL OF OHIO, INC.	Ohio
CLAY STREET PROPERTIES	California
CLEVELAND WRECKING COMPANY NEW YORK	California
COLE SHERMAN, INC.	Delaware
COVERDALE & COLPITTS, INC.	New York
D&M CONSULTING ENGINEERS, INC.	Delaware
DAMES & MOORE GROUP (NEW YORK), INC.	New York
E.C. DRIVER & ASSOCIATES, INC.	Florida
EC III LLC	Delaware
EG&G DEFENSE MATERIALS, INC.	Utah
EG&G TECHNICAL SERVICES, INC.	Delaware
E2S	Delaware
GEOTESTING SERVICES, INC.	California
JT3	Delaware
LEAR SIEGLER LOGISTICS INTERNATIONAL, INC.	Delaware
LEAR SIEGLER SERVICES, INC.	Delaware
NATIONAL TRANSPORTATION AUTHORITY TEXAS 1, INC.	Texas
NATIONAL TRANSPORTATION AUTHORITY TEXAS 2, INC.	Texas
NATIONAL TRANSPORTATION AUTHORITY TEXAS 3, INC.	Texas
NATIONAL TRANSPORTATION AUTHORITY TEXAS 4, INC.	Texas
O’BRIEN KREITZBERG OF NEW YORK, INC.	New York
O’BRIEN-KREITZBERG, INC.	California
RADIAN ENGINEERING, INC.	New York
RADIAN INTERNATIONAL LLC	Delaware
SIGNET TESTING LABORATORIES, INC.	Delaware
THORTEC ENVIRONMENTAL SYSTEMS, INC. (CALIFORNIA)	California
URS ARCHITECTS/ENGINEERS, INC.	New Jersey
URS CARIBE, LLP	Delaware
URS CONSTRUCTION SERVICES, INC.	Florida
URS CONSTRUCTORS, INC.	Delaware
URS CONTRACTORS, INC. — NEW YORK	New York
URS CORPORATION	Nevada
URS CORPORATION — AES	Connecticut
URS CORPORATION — MARYLAND	Maryland
URS CORPORATION — NEW YORK	New York
URS CORPORATION — NORTH CAROLINA	North Carolina
URS CORPORATION — OHIO	Ohio
URS CORPORATION ARCHITECTURE NC P C	North Carolina
URS CORPORATION DESIGN	Ohio
URS CORPORATION GREAT LAKES	Michigan
URS CORPORATION GROUP CONSULTANTS	New York
URS CORPORATION SERVICES	Pennsylvania
URS CORPORATION SOUTHERN	California
URS GREINER WOODWARD-CLYDE CONSULTANTS, INC.	New York
URS GROUP, INC.	Delaware
URS HOLDINGS, INC.	Delaware
URS INTERNATIONAL, INC.	Delaware

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Name of Domestic Subsidiary	State of Incorporation

URS OPERATING SERVICES, INC.	Delaware
URS RESOURCES, LLC	Delaware
URS, P.C.	District of Columbia
WALK, HAYDEL & ASSOCIATES, INC.	Louisiana

Name of Foreign Subsidiary	Jurisdiction of Incorporation

ADB THORBURN LTD.	Cyprus
AGC WOODWARD-CLYDE	Australia
BCP (1994) LTD.	United Kingdom
BRICOLPAR	United Kingdom
BUILDING HEALTH CONSULTANTS	United Kingdom
BUSINESS RISK STRATEGIES PTY. LTD.	Australia
COLE, SHERMAN ARCHITECTS & ENGINEERS	Canada
D&M CHILE LTDA.	Chile
DAMES & MOORE (BVI) LTD., TAIWAN	Taiwan
DAMES & MOORE (PNG) LTD.	Papau New Guinea
DAMES & MOORE ARGENTINA SA	Argentina
DAMES & MOORE BOLIVIA S.A.	Bolivia
DAMES & MOORE DE MEXICO	Mexico
DAMES & MOORE INTERNATIONAL SRL JAPAN/VENEZUELA	Japan/Venezuela
DAMES & MOORE MALAYSIA SDN BHD	Malaysia
DAMES & MOORE PTY. LTD.	Australia
DAMES & MOORE SERVICIOS DE MEXICO	Mexico
DAMES & MOORE, INC. — AZERBAIJAN	Azerbaijan
DAMES & MOORE, INC. — BELGIUM	Belgium
DAMES & MOORE, INC. — INDONESIA	Indonesia
DAMES & MOORE, INC. — LEBANON	Lebanon
DAMES & MOORE, INC. — NORWAY	Norway
DAMES & MOORE, INC. — PHILIPPINES	Philippines
DAMES & MOORE, INC. — SULTANATE OF OMAN	Sultanate of Oman
DAMES & MOORE, INC. — UNITED ARAB EMIRATES	United Arab Emirates
DMG CONSULTING, LTD.	United Kingdom
FOOD & AGRICULTURE INTERNATIONAL LTD.	United Kingdom
FORTECH FINANCE PTY LTD.	Australia
GREINER ENGINEERING LIMITED	Hong Kong
GREINER INTERNATIONAL LIMITED	Hong Kong
GREINER INTERNATIONAL LTD.	Thailand
GREINER LIMITED	Hong Kong
HOISTING SYSTEMS PTY. LTD.	Australia
HOLLINGSWORTH DAMES & MOORE PTY. LTD.	Australia
INTERNATIONAL AGRICULTURE PTY. LTD.	Australia
LEAR SIEGLER INTERNATIONAL	Cayman
MURRAY NORTH SOLOMON ISLANDS, LTD.	Solomon Islands
MURRAY NORTH INTERNATIONAL LTD.	New Zealand
O’BRIEN KREITZBERG ASIA PACIFIC, LTD.	Hong Kong
O’BRIEN-KREITZBERG LTD.	United Kingdom
OKI SUCURSAL	Portugal
PROFESSIONAL INSURANCE LIMITED	Bermuda
PT GEOBIS WOODWARD-CLYDE INDONESIA	Indonesia
PT URS INDONESIA	Indonesia
RADIAN INTERNATIONAL N.V.	Netherlands
RADIAN INTERNATIONAL PTY. LTD.	Australia
RADIAN INTERNATIONAL S.A.	Argentina
RADIAN INTERNATIONAL S.E.A. LIMITED	Thailand
RADIAN-LEBANON	Lebanon
RADIAN-TAIWAN	Taiwan

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Name of Foreign Subsidiary	Jurisdiction of Incorporation

SAUDI ARABIAN DAMES & MOORE	Saudi Arabia
SERVICES DOCUMENT REPRODUCTION	United Kingdom
TC CONSULTORES LTDA.	Portugal
TCC SP.ZOO	Poland
TECNOLOGIAS Y SERVICIOS AMBIENTALES TESAM S.A.	Chile
THORBURN COLQUHOUN INTERNATIONAL LIMITED	United Kingdom
THORBURN COLQUHOUN OVERSEAS LIMITED	Cyprus
THORBURN COLQUHOUN SERVICES LIMITED	Cyprus
THORBURN MIDDLE EAST LIMITED	Cyprus
URS (THAILAND) LIMITED	Thailand
URS ASIA PACIFIC LIMITED	Australia
URS AUSTRALIA PTY. LTD.	Australia
URS COLE, SHERMAN & ASSOCIATES, LTD.	Ontario
URS CONSULTING (SINGAPORE) PTE. LTD.	Singapore
URS CORPORATION LTD.	United Kingdom
URS CORPORATION LTD. — AZERBAIJAN	Azerbaijan
URS DAMES & MOORE CANADA INC.	Canada
URS DAMES & MOORE SRL	Italy
URS DEUTSCHLAND GMBH	Germany
URS ESPANA S.L.	Spain
URS EUROPE LIMITED	United Kingdom
URS FORESTRY PTY. LTD.	Australia
URS FRANCE	France
URS GREINER (MALAYSIA) SDN. BHD.	Malaysia
URS GREINER WOODWARD-CLYDE (MALAYSIA) SDN BHD.	Malaysia
URS HOLDINGS, INC.	China
URS HOLDINGS, INC. — PANAMA	Panama
URS HONG KONG LIMITED	Hong Kong
URS IRELAND LIMITED	Ireland
URS NETHERLANDS B.V. — STOCKHOLM	Sweden
URS NETHERLANDS B.V.	Netherlands
URS NEW ZEALAND LTD.	New Zealand
URS NORECOL, DAMES & MOORE, INC.	Canada
URS PHILIPPINES, INC.	Philippines
URS STRATEGIC ISSUES MANAGEMENT PTY. LTD.	Australia
URS THORBURN COLQUHOUN HOLDINGS LIMITED	United Kingdom
URS VERIFICATION LTD.	United Kingdom
WALK, HAYDEL ARABIA LTD.	Saudi Arabia
WOODWARD-CLYDE GEO-CONSULTING SDN BHD	Malaysia
WOODWARD-CLYDE GEOSERVICES	Malaysia
WOODWARD CLYDE INTERNATIONAL GMBH	Germany
WOODWARD-CLYDE INTERNATIONAL — LAUSANNE	Switzerland
WOODWARD-CLYDE ITALY	Italy
WOODWARD-CLYDE LTD.	United Kingdom

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